Fair Value Measurements (Tables)	12 Months Ended
Jan. 01, 2013
Fair Value Disclosures [Abstract]
Fair Value Measurements, Recurring and Nonrecurring
The following table presents the Company's liabilities measured at fair value on a recurring basis as of January 1, 2013 and January 3, 2012, aggregated by the level in the fair value hierarchy within which those measurements fall (in thousands):

	2012	2011
Total derivatives—Level 1	$—	$—
Total derivatives—Level 2	98	473
Total derivatives—Level 3	—	—
The following table represents the temporary equity measured at fair value on a recurring basis as of January 1, 2013 and January 3, 2012 and the level in the fair value hierarchy within which the measurements fall (in thousands):

	2012	2011
Level 1	$—	$—
Level 2	—	—
Level 3	3,601	2,572